UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2009
PIONEER NATURAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039

(Address of principal executive offices)		(Zip Code)
(972) 444-9001
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY
Item 2.02. Results of Operations and Financial Condition.
     Pioneer Natural Resources Company (the “Company”) hereby furnishes the portions, if any, of the presentation filed as Exhibit 99.1 to this report (the “Presentation”) that constitute material non-public information regarding the Company’s results of operations or financial condition for a completed quarterly or annual period.
Item 7.01. Regulation FD Disclosure.
     The Company will post the Presentation on the Company’s website, www.pxd.com. The Presentation can be reviewed at the website by first selecting “Investors,” then “Investor Presentations.”
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Investor Presentation — January 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
By:	/s/ Frank Hall
Frank Hall,
Vice President and Chief Accounting Officer

Dated: January 13, 2009

PIONEER NATURAL RESOURCES COMPANY
EXHIBIT INDEX

Exhibit No.	Description

99.1(a)	Investor Presentation — January 2009

(a)	Furnished herewith.